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                                                                   EXHIBIT 10.37

                        BUSINESS PURPOSE PROMISSORY NOTE
                    (periodic LIBOR//principal plus interest)

Loan Number: 1000113430


Principal Amount $1,125,375.00                               Date: April 1, 2002

THIS NOTE IS EXECUTED TOGETHER WITH THE LOAN AND SECURITY AGREEMENT REFERENCING THE LOAN NUMBER REFERRED TO ABOVE AND IS EXECUTED AT PHOENIX, AZ.

                (City)         (State)

         For value received, receipt of which is hereby acknowledged, the undersigned ("Borrower") promises to pay to the order of BANC ONE LEASING CORPORATION ("Lender") in lawful money of the United States of America at Lender's principal office or at such other place as Lender may designate from time to time, the principal amount set forth above, together with interest thereon at a rate per annum equal to the Periodic Interest Rate (hereinafter defined) from the Acceptance Date until this Note is paid in full. Principal sums disbursed and repaid will not be available for redisbursement. Interest shall be calculated on a 360 day year basis with each month consisting of 30 days.

         1. If the Acceptance Date is before the Commencement Date, then on the Commencement Date of the Base Term, Borrower shall pay one installment of interest only based upon the number of days in the Interim Term.

         2. On the dates stated below during the Base Term, Borrower shall pay
(i) installments of principal in the amounts stated below, plus (ii) interest due to the date of each such principal installment.

                  (a) Base Term: 36 MONTHS

                  (b) Amount of each installment payment due during the Base Term (includes principal only):

                       35 Monthly Payments of  $ 31,260.42
                       1 Final Payment of      $ 31,260.30


                  (c) The first installment payment during the Base Term shall be paid ONE MONTH after the Commencement Date and all subsequent installment payments shall be paid on the same day of EACH MONTH thereafter until paid in full.

         3. Borrower shall finance a set-up/filing fee in the amount of $375.00.

         4.  Certain terms used in this Note are defined as follows.

                  (a) "Periodic Interest Rate" means 3.75% in excess of LIBOR.

                  (b) "Acceptance Date" means the date that Lender accepts this Note by initially disbursing principal hereunder.

                  (c) "Adjustment Date" means (i) the Initial Adjustment Date;
                  (ii) the Commencement Date; and (iii) the same day of each month following the Commencement Date.

                  (d) "Commencement Date" means (i) the same day as the Acceptance Date if the Acceptance Date is the first day of the month or if the Acceptance Date is the 15th day of the month,
                  (ii) the 15th day of the same month as the Acceptance Date if the Acceptance Date is on or after the second day of the month and up to and including the 14th day of the month, or (iii) the first day of the month following the Acceptance Date if the Acceptance Date is on or after the 16th day of the month and up to and including the last day of the month.

                  (e) "Initial Adjustment Date" means (i) the same day as the Acceptance Date if the Acceptance Date is





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                  the first day of the month or if the Acceptance Date is the
                  15th day of the month, (ii) the 15th day of the previous month if the Acceptance Date is on or after the second day of the month up to and including the 14th day of the month, or (iii) the first day of the month if the Acceptance Date is on or after the 16th day of the month up to and including the last day of the month.

                  (f) "LIBOR" means the London Interbank Offered Rate for 30 day loans as published in the Wall Street Journal on each Adjustment Date during the term hereof; provided that if the Wall Street Journal is not published on a particular day, the rate shall be as published in the most recently preceding published Wall Street Journal or, if the Wall Street Journal has stopped publishing 30-day LIBOR or if the Wall Street Journal has stopped publishing 30-day LIBOR on at least a monthly basis, in a comparable publication as reasonably determined by Lender.

         5. Payments shall be allocated between principal, interest and fees, if any, in the discretion of Lender. Borrower may not prepay this Note in whole or in part. Borrower's obligation to pay all installment payments and all other amounts payable under this Note is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character including, without limitation, (a) any setoff, claim, counterclaim, defense or reduction which Borrower may have at any time against Lender or any other party for any reason, or (b) any defect in the condition, design or operation of, any lack of fitness for use of, any damage to or loss of, or any lack of maintenance or service for any of the Equipment (as defined in the Loan Agreement).

         6. This Note is entitled to the benefits, and is subject to the terms and requirements of, the Loan Agreement executed by Borrower and Lender, which Loan Agreement, among other things, (a) provides for the making of the loan evidenced hereby, and (b) provides for events of default, acceleration and other remedies. Borrower waives presentment, demand, protest or notice of any kind in connection with this Note.

         7. THE INTERPRETATION, CONSTRUCTION AND VALIDITY OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO. LENDER AND BORROWER IRREVOCABLY CONSENT TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN OHIO, AND WAIVE ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS INSTRUMENT.


White Electronic Designs Corporation
("Borrower")                                  ----------------------------------
                                              Witness as to Borrower's signature
By:
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Title:
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